SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2022

Wikisoft Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Montgomery Street San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800)-706-0806

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Binding Letter of Intent

On July 8, 2022, our majority shareholder, Ilustrato Pictures International Inc., entered into a binding letter of intent (the “Agreement”) for our company to purchase 51% of the outstanding shares of Quality International Co Ltd FZC, a United Arab Emirates headquartered company, from the shareholders of Quality International Co Ltd FZC. Quality International Co Ltd FZC is a revenue generating company that manufactures custom solutions for the Oil and Gas, Energy, Water Desalination, Waste-Water, Offshore and Public Safety sectors.

The agreed total valuation of Quality International Co Ltd FCZ is $300 million and the transaction is structured as an acquisition of 51% of the issued and outstanding shares of the company. As payment, Quality International Co Ltd FCZ will receive a combination of cash investment of $100,000,000 over a period exceeding one year after closing, with convertible preferred shares of WSFT valued at $50,000,000, which will be tied to lock up and leak out clauses. Wikisoft Corp. has the right of first refusal to purchase these shares back from Quality International Co Ltd FCZ.

The Agreement is predicated upon the execution and delivery of a definitive Stock Purchase Agreement for the transaction. The parties agreed to act in good faith towards the execution of that agreement following the completion of due diligence. The transaction is expected to close within thirty (30) business days. We plan to file the Stock Purchase Agreement upon the completion of due diligence, which will contain the foregoing terms, along with any additional material terms regarding securities ownership, management structure and financing arrangements, to be determined, and additional customary terms associated with agreements of this nature.

SECTION 8 – Other Events

Item 8.01 Other Events

On July 8, 2022, we issued a press release concerning the 51% acquisition of Quality International Co Ltd FZC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 8, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wikisoft Corp.

/s/ Carsten Kjems Falk

Carsten Kjems Falk

President

Date: July 8, 2022

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